Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FirstBank NW Corp.
(Name of Registrant as Specified in Its Charter)

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June 18, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of FirstBank NW Corp. The meeting will be held at the Quality Inn, 700 Port Drive, Clarkston, Washington, on Wednesday, July 21, 2004, at 2:00 p.m., local time. The Company is the holding company for FirstBank Northwest.

        The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Moss Adams LLP, will be present to respond to appropriate questions of stockholders.

        It is important that your shares be represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

        We look forward to seeing you at the meeting.

                                                                                                            Sincerely,

                                                                                                            /s/ Clyde E. Conklin

                                                                                                            Clyde E. Conklin
                                                                                                            President and Chief Executive Officer

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FIRSTBANK NW CORP.
1300 16TH AVENUE
CLARKSTON, WASHINGTON 99403
(509) 295-5100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On July 21, 2004

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FirstBank NW Corp. ("Company") will be held at the Quality Inn, 700 Port Drive, Clarkston, Washington, on Wednesday, July 21, 2004, at 2:00 p.m., local time, for the following purposes:

(1)	To elect three directors to serve for a three-year term and one director to serve for a one-year term;

(2)	To ratify the appointment of Moss Adams LLP as the Company's independent auditors for the fiscal year ending March 31, 2005; and

(3)	To consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Note:	The Board of Directors is not aware of any other business to come before the meeting.

        Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which the meeting may be adjourned or postponed. Stockholders of record at the close of business on June 4, 2004 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

        Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                                                                        BY ORDER OF THE BOARD OF DIRECTORS

                                                                                        /s/ Larry K. Moxley

                                                                                        LARRY K. MOXLEY
                                                                                        Secretary

Clarkston, Washington
June 18, 2004

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

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PROXY STATEMENT
OF
FIRSTBANK NW CORP.
1300 16TH AVENUE
CLARKSTON, WASHINGTON 99403

ANNUAL MEETING OF STOCKHOLDERS
JULY 21, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FirstBank NW Corp. ("Company"), the holding company for FirstBank Northwest ("Bank"), to be used at the Annual Meeting of Stockholders ("Annual Meeting") of the Company. The Annual Meeting will be held at the Quality Inn, 700 Port Drive, Clarkston, Washington, on Wednesday, July 21, 2004, at 2:00 p.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about June 18, 2004.

VOTING AND PROXY PROCEDURE

        Stockholders Entitled to Vote. Stockholders of record as of the close of business on June 4, 2004 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of the close of business on the Voting Record Date, the Company had 2,943,147 shares of Common Stock issued and outstanding.

        As provided in the Company's Articles of Incorporation, record holders of the Company's Common Stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

        If you are a beneficial owner of Company Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company Common Stock held in street name in person at the Annual Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

        Voting Your Shares. If you are the registered owner of your shares (i.e., your shares are not held in street name), you must complete and return a written proxy card in order to vote your shares. If your shares are held in street name, you can vote your shares using one of the following methods:

  Vote through the Internet at www.proxyvote.com;

  Vote by telephone using the toll-free number shown on the proxy card; or

  Complete and return a written proxy card.

Votes submitted through the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on July 20, 2004. Internet and telephone voting are available 24 hours a day, and if you use one of those methods, you do not need to return a proxy card.

        You can also vote in person at the Annual Meeting, and submitting your voting instructions by any of the methods mentioned above will not affect your right to attend the Annual Meeting and vote.

        Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker

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non-votes will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum.

        Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the election of the director nominees and the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a stockholder of record attends the Annual Meeting, he or she may vote by ballot. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors. The Board recommends a vote:

  FOR the election of the nominees for director; and

  FOR the ratification of Moss Adams LLP as the Company's independent auditors for the fiscal year ending March 31, 2005.

        Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

        Participants in the Bank's ESOP or 401(k) Profit Sharing Plan. If you are a participant in the FirstBank Northwest Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the Bank's 401(k) Profit Sharing Plan, the proxy card represents a voting instruction to the trustees as to the number of shares in your plan account. Each participant in the ESOP and 401(k) Profit Sharing Plan may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in their sole discretion. The deadline for returning your voting instructions to the trustees is July 9, 2004.

        If your Company Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

        Voting. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. Pursuant to the Company's Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from one or more nominees. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominee receiving the greatest number of votes will be elected.

        The ratification of the appointment of Moss Adams LLP as the Company's independent auditors for the fiscal year ending March 31, 2005 requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") and provide a copy to the Company, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons

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other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date.

	Number of Shares	Percent of Shares
Beneficial Owners of More Than 5%	Beneficially Owned	Outstanding

Westport Asset Management, Inc.	189,221 (1)	6.43%
253 Riverside Avenue
Westport, Connecticut 06880

FirstBank Northwest Employee Stock Ownership Plan Trust	154,536 (2)	5.25
920 Main Street
Lewiston, Idaho 83501

Crescent Capital VI, L.L.C.	269,746 (3)	9.17
Jeffrey D. Gow
11624 S.E. 5th Street, Suite 200
Bellevue, Washington 98005

________
(1)	Information concerning the shares owned by Westport Asset Management, Inc. was obtained from a Schedule 13G/A dated February 12, 2004. According to this filing, Westport Asset Management, Inc. has shared voting power with respect to 159,221 shares and shared dispositive power with respect to 189,221 shares.
(2)	Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in their sole discretion. As of March 31, 2004, 73,298 shares have been allocated to participants' accounts. The trustees of the ESOP are Clyde E. Conklin and Larry K. Moxley.
(3)	Information concerning the shares owned by Crescent Capital VI, L.L.C. and Mr. Gow was obtained from a Schedule 13D/A dated March 10, 2004. According to this filing, Crescent Capital VI, L.L.C. and Mr. Gow, the managing member of Crescent Capital VI, L.L.C., have sole voting and dispositive power over 269,746 shares.

        The following table sets forth, as of the close of business on the Voting Record Date, information as to the shares of Common Stock beneficially owned by each director, by the executive officers named in the summary compensation table below ("named executive officers") and by all executive officers and directors of the Company as a group.

	Number of Shares	Percent of Shares
Name	Beneficially Owned (1)(2)	Outstanding

Directors
Robert S. Coleman, Sr.	32,500	1.06%
Steve R. Cox	36,500	1.19
John W. Gentry	45,766	1.50
W. Dean Jurgens	26,500	*
William J. Larson	16,820	*
James N. Marker	14,641	*
Russell H. Zenner	19,906	*

Named Executive Officers
Clyde E. Conklin (3)	76,280	2.49
Larry K. Moxley (3)	83,794	2.73
Terence A. Otte	31,665	1.03
Donn L. Durgan	25,562	*
Richard R. Acuff	18,023	*

All Executive Officers and Directors as a Group (12 persons)	426,646	14.00%

(Footnotes appear on following page)

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_______
*	Less than 1% of shares outstanding.
(1)	In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock over which he or she has voting or investment power and of which he or she has the right to acquire beneficial ownership within 60 days of the Voting Record Date. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.
(2)	The amounts shown include the following amounts of Common Stock which the indicated individuals have the right to acquire within 60 days on the Voting Record Date through the exercise of stock options granted pursuant to the Company's 1998 Stock Option Plan: Mr. Cox, 6,000; Mr. Jurgens, 6,000; Mr. Larson, 7,000; Mr. Marker, 6,890; Mr. Zenner, 7,000; Mr. Conklin, 24,000; Mr. Moxley, 24,000; Mr. Otte, 11,000; Mr. Durgan, 11,000; and Mr. Acuff, 2,500. In addition, Mr. Gentry has the right to acquire 16,569 shares within 60 days of the Voting Record Date under the Oregon Trail 1998 Stock Option Plan, which was assumed by the Company in connection with its acquisition of Oregon Trail Financial Corp. All executive officers and directors as a group have the right to acquire a total of 81,400 shares within 60 days of the Voting Record Date.
(3)	Messrs. Conklin and Moxley are also directors of the Company and the Bank.

PROPOSAL 1 - ELECTION OF DIRECTORS

        The Company's Board of Directors consists of nine members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the Annual Meeting to serve for a three-year term, and one for a one-year term, or until their successors have been elected and qualified. John W. Gentry, William J. Larson and Larry K. Moxley have been nominated to serve three-year terms and Russell H. Zenner has been nominated to serve a one-year term. Messrs. Gentry, Larson, Moxley and Zenner are current members of the Board of Directors of the Company and the Bank. Mr. Gentry previously served on the Board of Directors of Oregon Trail Financial Corp. and was appointed to the Board of the Company in connection with the Company's acquisition of Oregon Trail Financial Corp. Mr. Zenner has been on the Board of Directors of the Bank since September 1997 and was appointed to the Board of Directors of the Company on February 19, 2004.

        It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any nominee might be unable to serve.

        The Board of Directors recommends a vote "FOR" the election of Messrs. Gentry, Larson, Moxley and Zenner.

        The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

Name	Age as of March 31, 2004	Year First Elected Director (1)	Term to Expire

NOMINEES

John W. Gentry	56	2003	2007 (2)
William J. Larson	73	1973	2007 (2)
Larry K. Moxley	53	1997	2007 (2)
Russell H. Zenner	58	2003	2005 (2)
Name	Age as of March 31, 2004	Year First Elected Director (1)	Term to Expire

CONTINUING DIRECTORS

James N. Marker	67	1974	2005
Robert S. Coleman, Sr.	76	1978	2005
W. Dean Jurgens	72	1969	2006
Clyde E. Conklin	53	1997	2006
Steve R. Cox	57	1986	2006

________
(1)	Includes prior service on the Board of Directors of the Bank.
(2)	Assuming the individual is re-elected.

        The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

        John W. Gentry has been President and General Manager of Gentry Ford Sales, Inc., an automobile dealership located in Ontario, Oregon, since 1985. He served as Vice President of that company between 1972 and 1985.

        William J. Larson is a partner in the Quality Inn and Convention Center in Clarkston, Washington and other various real estate development projects. Prior to 1993, he was a partner in Houser & Son, Inc., a livestock and farming operation.

        Larry K. Moxley, who joined the Bank in 1973, currently serves as Chief Financial Officer of the Bank, which position he has held since February 1996. Mr. Moxley has served as Executive Vice President, Chief Financial Officer and Secretary of the Company since its formation in 1997. Mr. Moxley served as Senior Vice President - Finance from 1993 to February 1996 and as Vice President - Finance from 1984 to 1993.

        Russell H. Zenner has been the owner of Russ Zenner Farms since 1993. Mr. Zenner has experience in the agricultural lending industry, as well as a Bachelor of Science degree in Agricultural Economics from the University of Idaho. He has served on several agricultural industry leadership and advisory positions and was founding President of the Pacific Northwest Direct Seed Association.

        James N. Marker is President and owner of Idaho Truck Sales Co., Inc., a heavy duty truck dealership.

        Robert S. Coleman, Sr., a retired businessman, is the former President and co-owner of Coleman Oil Co., a petroleum distributor.

        W. Dean Jurgens, a retired certified public accountant, is former President and co-owner of Jurgens & Co., P.A.

        Clyde E. Conklin, who joined the Bank in 1987, has served as the Chief Executive Officer of the Bank since February 1996 and as President and Chief Executive Officer of the Company since its formation in 1997. From September 1994 to February 1996, Mr. Conklin served as Senior Vice President - Lending. From 1993 to 1999, Mr. Conklin served as Vice President - Lending. Prior to that time, Mr. Conklin served as Agricultural Lending Manager.

        Steve R. Cox is the President and a stockholder of Randall, Blake & Cox, P.A., a law firm in Lewiston, Idaho, and is a non-practicing certified public accountant.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Boards of Directors of the Company and the Bank conduct their business through meetings of the Boards and through their committees. During the year ended March 31, 2004, the Board of Directors of the Company held 15

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meetings and the Board of Directors of the Bank held 25 meetings. No director of the Company or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period. A majority of the Board of Directors is comprised of independent directors, in accordance with the requirements for companies quoted on The Nasdaq Stock Market, Inc. The Board of Directors has determined that Messrs. Coleman, Cox, Gentry, Jurgens, Larson, Marker and Zenner are independent.

        Committees of the Company's Board. The Company's Board of Directors has an Audit Committee, a Corporate Governance and Nominating Committee and a Compensation Committee.

        The Audit Committee, consisting of Directors Cox, Jurgens and Gentry, oversees management's fulfillment of its financial reporting responsibilities and maintenance of an appropriate internal control system. It also has the sole authority to appoint or replace the Company's independent auditors and oversees the activities of the Company's internal audit functions. The Audit Committee has a charter which specifies its obligations and the Committee believes it has fulfilled its responsibilities under the Charter. In March 2004, the Board of Directors adopted a revised Audit Committee Charter to reflect the new responsibilities imposed by the Sarbanes-Oxley Act of 2002. A copy of the revised Charter is attached to this proxy statement as Appendix A. Each member of the Audit Committee is "independent," in accordance with the requirements for companies quoted on The Nasdaq Stock Market. The Board of Directors has determined that there is no "audit committee financial expert," as defined by the Securities and Exchange Commission ("SEC"). The Board believes that the current members of the Audit Committee are qualified to serve based on their experience and background. The Board will conduct a search within the next year to identify an additional director who will qualify as an audit committee financial expert. The Audit Committee met six times during the year ended March 31, 2004.

        The Compensation Committee, consisting of Directors Larson, Coleman and Marker, sets salary policies and levels for senior management and oversees all salary and incentive compensation programs for the Company. The Compensation Committee has a Charter which specifies its obligations and the Committee believes it has fulfilled its responsibilities under the Charter. All members of the Committee are non-employee directors. The Compensation Committee met once during the year ended March 31, 2004.

        The Corporate Governance and Nominating Committee, consisting of Directors Cox, Marker and Zenner, was formed in March 2004 to assure that the Company maintains the highest standards and best practices in all critical areas relating to the management of the business of the Company. The Committee also selects nominees for the election of directors and develops a list of nominees for board vacancies. The Corporate Governance and Nominating Committee has a charter which specifies its obligations. A copy of the Charter is available on the Company's website at www.fbnw.com. Each member of the Committee is "independent," in accordance with the requirements for companies quoted on The Nasdaq Stock Market. The Corporate Governance and Nominating Committee met once during the year ended March 31, 2004.

        The Corporate Governance and Nominating Committee met on April 21, 2004 to nominate directors for election at the Annual Meeting. Only those nominations made by the Committee or properly presented by shareholders will be voted upon at the Annual Meeting. In its deliberations for selecting candidates for nominees as director, the Corporate Governance and Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes. In searching for qualified director candidates to fill vacancies in the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates. Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates. The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history, potential conflict of interest or regulatory issue that would cause the candidate not to be qualified to serve as a director of the Company. The Committee will consider director candidates recommended by the Company's stockholders. If a stockholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Company's Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.

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For a description of the proper procedure for stockholder nominations, see "Stockholder Proposals and Nominations" in this proxy statement.

        Committees of the Bank's Board. The Bank's Board of Directors has standing Audit and Executive Committees.

        The Audit Committee, consisting of Directors Cox, Jurgens, Gentry and K. John Young, meets with the independent auditors to discuss the results of the annual audit and to identify and assign audit duties. The Audit Committee met five times during the fiscal year ended March 31, 2004.

        The Executive Committee, consisting of Directors Cox, Jurgens, Coleman, Conklin and Moxley, is responsible for specific orders of business for the Bank that requires expedient action. The Executive Committee met once during the fiscal year ended March 31, 2004.

Board Policies Regarding Communications with the Board of Directors and Attendance at Annual Meetings

        The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to the Secretary, FirstBank NW Corp., 1300 16th Avenue, Clarkston, Washington 99403. Any communication must state the number of shares beneficially owned by the stockholder making the communication. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action. The Company does not have a policy regarding Board member attendance at annual meetings of stockholders. Last year, all seven members of the Board of Directors attended the annual meeting.

Corporate Governance

        The Company and the Bank are committed to establishing and maintaining high standards of corporate governance. The Company's and the Bank's executive officers and the Board of Directors have worked together to establish a comprehensive set of corporate governance initiatives that they believe will serve the long-term interests of the Company's stockholders and employees. These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and the Nasdaq Stock Market. The Board will continue to evaluate, and improve the Company's and the Bank's corporate governance principles and policies as necessary and as required.

        Code of Ethics. On January 15, 2004, the Board of Directors adopted the Officer and Director Code of Ethics. The Code is applicable to each of the Company's officers and employees, including the principal executive officer and senior financial officers, and requires individuals to maintain the highest standards of professional conduct. A copy of the Code of Ethics is available on the Company's website at www.fbnw.com.

DIRECTORS' COMPENSATION

        During the year ended March 31, 2004, non-employee directors received an annual retainer of $9,600, and $500 for each regular and special meeting attended. The Chairman of the Board received an additional $5,900. Directors of the Company who are also employees receive an annual retainer of $7,680 and $400 for each meeting attended. The Company and the Bank paid total fees to directors of $194,050 for the fiscal year ended March 31, 2004.

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EXECUTIVE COMPENSATION

Summary Compensation Table

        The following information is furnished for the Chief Executive Officer and each of the other executive officers of the Company or the Bank who received salary and bonus in excess of $100,000 during the year ended March 31, 2004.

		Annual Compensation
				Other Annual	All Other
Name and Position	Year	Salary ($)	Bonus ($)	Compensation ($)(1)	Compensation ($)(2)

Clyde E. Conklin	2004	146,100	92,106	17,280	53,746
President, Chief Executive	2003	107,100	102,000	11,880	57,226
Officer and Director	2002	102,000	64,362	9,980	53,548

Larry K. Moxley	2004	134,800	86,688	17,280	54,631
Executive Vice President, Chief	2003	100,800	96,000	11,880	57,319
Financial Officer and Director	2002	96,000	60,576	9,980	52,592

Terence A. Otte	2004	116,100	44,686	--	25,867
Executive Vice President,	2003	86,600	49,770	--	21,318
Chief Operating Officer	2002	83,938	30,999	--	20,083

Donn L. Durgan	2004	113,950	43,576	--	34,400
Executive Vice President,	2003	84,450	48,510	--	27,820
Chief Lending Officer	2002	81,813	29,337	--	25,867

Richard R. Acuff	2004	81,583	34,056	--	14,988
Executive Vice President,	2003	63,000	39,600	--	14,649
Chief Information Officer	2002	63,000	17,864	--	13,661
________
(1)	Consists of directors fees. Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(2)	Amounts reflect contributions of $10,092, $10,088, $9,170, $8,625 and $5,502 to the ESOP for Messrs. Conklin and Moxley, Otte, Durgan and Acuff, respectively, and of $43,654, $44,543, $13,571, $20,023 and $9,461 to the Executive Non-Qualified Retirement Plan for Messrs. Conklin, Moxley, Otte, Durgan and Acuff, respectively; and a one-time payout of paid time off in the amount of $3,126 and $5,752 for Messrs Otte and Durgan, respectively, as a result of a change in the benefit structure of paid time off for all employees.

        Option Grants. There were no stock options granted to Messrs. Conklin, Moxley, Otte, Durgan or Acuff during the fiscal year ended March 31, 2004.

        Option Exercise/Value Table. The following table sets forth information with respect to the number and value of stock options held by the Chief Executive Officer and the named executive officers at March 31, 2004. None of these individuals exercised any stock options during the fiscal year ended March 31, 2004.

			Number of
			Securities Underlying		Value of Unexercised
			Unexercised Options		In-the-Money Options
	Shares Acquired on	Value	at Fiscal Year End (#)		at Fiscal Year End ($)(1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Clyde E. Conklin	--	--	24,000	--	334,560	--
Larry K. Moxley	--	--	24,000	--	334,560	--
Terence A. Otte	--	-	11,000	--	153,340	--
Donn L. Durgan	--	-	11,000	--	153,340	--
Richard R. Acuff	--	-	2,500	--	34,850	--

(Footnote appears on following page)

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________
(1)	Represents the difference between the fair market value of the Common Stock at March 31, 2004 and the exercise price of the option. The exercise price of the option is $15.81. The market price of the Common Stock at the close of business on March 31, 2004 was $29.75. Options are in the money only if the market value of the shares covered by the options is greater than the option exercise price.

Employment and Severance Agreements

        Employment Agreements. On July 1, 1997, the Company and the Bank (collectively, the "Employers") entered into three-year employment agreements with Mr. Conklin and Mr. Moxley. The base salaries under the agreements for Messrs. Conklin and Moxley are currently $146,100 and $134,800, respectively, which amounts are paid by the Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the agreements, the term of the agreements may be extended for an additional year. The agreements are terminable by the Employers at any time, or by the executive if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. In the event that an executive's employment is terminated without cause or upon the executive's voluntary termination following the occurrence of an event described in the preceding sentence, the Bank would be required to honor the terms of the agreement for a period of one year, including payment of current cash compensation and continuation of employee benefits.

        The employment agreements provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreements as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

        The severance payment from the Employers will equal three times the executive's average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within ten business days following the termination of employment. Assuming that a change in control had occurred at March 31, 2004, Mr. Conklin and Mr. Moxley would be entitled to severance payments of approximately $690,542 and $666,096, respectively. Section 280G of the Internal Revenue Code of 1986, as amended, states that severance payments which equal or exceed three times the base compensation of the individual for the most recently completed five taxable years are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

        The agreements restrict the executive's right to compete against the Employers for a period of one year from the date of termination of the agreement if the executive voluntarily terminates employment, except in the event of a change in control.

        Severance Agreements. On April 18, 2003, the Employers entered into severance agreements with Terence A. Otte, Senior Vice President, Chief Operating Officer, and Donn L. Durgan, Senior Vice President, Chief Lending Officer. Each agreement is for a three-year term, and may be extended by the Boards of Directors for one year on each April 1. Each agreement provides that if a "change in control" of the Company or the Bank occurs, and within 12 months thereafter the executive's employment is involuntarily terminated without just cause, or the executive voluntarily terminates his employment for good reason, as defined in the agreement, he will be entitled to receive a severance payment equal to one and one-half times his annual compensation. Assuming that a change in control had occurred at March 31, 2004, Messrs. Otte and Durgan would be entitled to severance payments of approximately $357,106 and $340,710, respectively.

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Executive Non-Qualified Retirement Plan

        Effective December 2001, the Bank adopted an Executive Non-Qualified Retirement Plan ("Non-Qualified Retirement Plan") that provides supplemental retirement benefits to selected executives. Participation in the Non-Qualified Retirement Plan is limited to a "select group of management and highly compensated employees," who are selected by the Plan Committee to participate. With respect to any participant, benefits are provided pursuant to a participation agreement entered into between the Bank and the participant. Upon a participant's termination of employment on or after attaining his retirement age (set forth in the participant's participation agreement), the participant will commence receiving the monthly amount set forth in his participation agreement, payable for life. If provided for in the participant's participation agreement, the monthly amount may be increased annually to reflect a specified cost of living increase. If the participant terminates employment before his retirement age, then he will receive a partial benefit, determined based on the length of his service with the Bank, commencing on the participant's retirement age, and payable for life. If the participant dies while actively employed with the Bank or an affiliate, then the Participant's beneficiary will receive a monthly partial benefit (determined as if the participant terminated employment immediately prior to his death) over 240 months. If the participant dies after his benefits commence and before 240 payments have been made, his beneficiary will continue to receive monthly payments until the cumulative number of payments made to or on behalf of the participant equals 240. The Committee may accelerate the payment of monthly benefits at any time. Participants are 100% vested in the benefits at all times, except upon termination for cause. No benefits will be paid on account of a participant's termination for cause.

        Under their respective agreements under the Non-Qualified Retirement Plan, Messrs. Conklin, Moxley, Otte, Durgan and Acuff (the "Executives") will receive lifetime benefits of $5,396, $5,079, $4,000, $4,000 and $4,000 per month, respectively, upon termination of employment after attaining age 60 for Messrs. Conklin and Moxley or age 62 for Messrs. Otte, Durgan and Acuff ("retirement age"), subject to an annual increase of 2.5 percent for inflation beginning on the first anniversary of the date the benefits commence. The Executives are entitled to a partial accrued benefit in the event of termination of employment prior to retirement age, other than on account of death or termination for cause. The payment of such benefits, however, will not commence until the first day of the month after the Executive turns the retirement age (if he is then living). If the Executive is not living at that time, his designated beneficiary will receive a partial accrued benefit commencing when the Executive would have attained the retirement age.

        The Bank previously entered into salary continuation agreements with Mr. Conklin and Mr. Moxley. Benefits payable under the salary continuation agreements, however, shall be paid only in the event of the cancellation of the Executive Non-Qualified Retirement Plan. Under the agreements, if the Executive Non-Qualified Retirement Plan is canceled, then Messrs. Conklin and Moxley would receive lifetime benefits of $4,583 and $4,375 per month, respectively, upon retirement at or after attaining the retirement age. The monthly benefit would be reduced proportionately in accordance with a specified vesting schedule in the event of termination of employment prior to the retirement age. The agreements also provide for payment of a reduced benefit in the event of disability and a lump sum death benefit in the event of death while employed by the Bank. In the event of a change in control of the Bank, the agreements provide that the executive would be entitled to a lump sum payment based on his vested benefit when the change in control occurred.

Deferred Compensation Plan

        In 2001, the Bank adopted the FirstBank Northwest Deferred Compensation Plan (the "Plan"). Participation in the Plan is limited to a "select group of management and highly compensated employees" and directors of the Bank and the Company, who are selected by the Plan Committee to participate. The Plan permits participants to make annual elections to defer all or a portion of the cash compensation they receive from the Bank or its related entities. The deferred amounts are credited to the participants' accounts, which do not hold assets but are maintained only for record-keeping purposes. The amounts deferred under the Plan are credited at a fixed interest rate as determined by the Plan Committee. Participant accounts are fully vested and nonforfeitable. Within 60 days after a Participant's retirement, his account will be distributed in installments over a number of months selected by the participant (not less than sixty). Within 60 days after a Participant's termination of employment or death while actively employed, his account will be distributed in installments over a number of months equal to the number of months during which the participant made compensation deferrals into the Plan. During the year ended March 31, 2004, the Bank had accrued $227,437 to reflect

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the anticipated liability. The Plan constitutes an unfunded and unsecured obligation of the Bank. Directors Cox, Zenner, Conklin and Moxley and Bank Director Young currently participate in the Plan.

AUDIT COMMITTEE MATTERS

        Audit Committee Charter. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent auditors, the internal audit department and management of the Company.

        Report of the Audit Committee. The Audit Committee reports as follows with respect to the Company's audited financial statements for the year ended March 31, 2004:

  The Audit Committee has completed its review and discussion with management of the Company's 2004 audited financial statements;

  The Audit Committee has discussed with the independent auditors, Moss Adams LLP, the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Company's financial statements;

  The Audit Committee has received written disclosures, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditors' professional judgment, reasonably may be thought to bear on the auditors' independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Company and its related entities, and has discussed with the auditors the auditors' independence from the Company; and

  The Audit Committee has, based on its review and discussions with management of the Company's 2004 audited financial statements and discussions with the independent auditors, recommended to the Board of Directors that the Company's audited financial statements for the year ended March 31, 2004 be included in the Company's Annual Report on Form 10-KSB.

Audit Committee:	Steve R. Cox, Chairman
W. Dean Jurgens
John W. Gentry

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms provided to the Company by the above referenced persons, the Company believes that, during the fiscal year ended March 31, 2004, all transactions which were required to be filed were filed in a timely manner, except for one late filing of a Form 4 by Mr. Jurgens, two late filings of a Form 4 by Mr. Marker and five late filings of a Form 4 by Mr. Gentry.

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TRANSACTIONS WITH MANAGEMENT

        Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit if made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to the Bank's executive officers and directors and at different rates or terms than those offered to the general public and has adopted a policy to this effect. The aggregate amount of loans by the Bank to its executive officers and directors was approximately $1.8 million at March 31, 2004. Such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

PROPOSAL II -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        Moss Adams LLP served as the Company's independent auditors for the fiscal year ended March 31, 2004. A representative of Moss Adams LLP will be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

        The following table sets forth the aggregate fees billed, or expected to be billed, to the Company by Moss Adams LLP for professional services rendered for the fiscal years ended March 31, 2004 and 2003.

	Year Ended March 31,
	2004	2003
Audit Fees	$73,934	$56,500
Audit-Related Fees	26,563	20,833
Tax Fees	6,820	6,951
All Other Fees	52,478	16,689

        The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent auditors in connection with its annual review of its Charter. Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee. If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting. In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditors and whether the service could compromise the independence of the independent auditors.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2005.

OTHER MATTERS

        The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

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MISCELLANEOUS

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. The Company has retained Regan & Associates, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Pursuant to an engagement letter, the Company has paid Regan & Associates, Inc. a fee of $5,000. It is anticipated that approximately five employees of Regan & Associates, Inc. will be utilized in the solicitation. In addition to solicitation by mail and the efforts of Regan & Associates, Inc., directors, officers and employees of the Company and/or the Bank may solicit proxies personally, or by telephone, facsimile or electronic mail, without additional compensation.

        The Company's 2004 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Voting Record Date. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

        A copy of the Company's Form 10-KSB for the fiscal year ended March 31, 2004, as filed with the SEC, will be furnished without charge to stockholders of record as of the close of business on the Voting Record Date upon written request to Larry K. Moxley, Corporate Secretary, FirstBank NW Corp., 1300 16th Avenue, Clarkston, Washington 99403.

STOCKHOLDER PROPOSALS AND NOMINATIONS

        Proposals of stockholders intended to be presented at the Company's Annual Meeting expected to be held in July 2005 must be received by the Company no later than February 18, 2005 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

        The Company's Articles of Incorporation provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a stockholder must deliver notice in writing of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to stockholders. As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Annual Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the stockholder in the proposal.

                                                                                                    BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                    /s/ Larry K. Moxley

                                                                                                    LARRY K. MOXLEY
                                                                                                    Secretary

Clarkston, Washington
June 18, 2004

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Appendix A

FIRSTBANK NW CORP.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

I.     The Committee's Purpose. The Committee is appointed by the Board of Directors for the primary purposes of:

        Assisting the oversight of:

  the quality and integrity of the Company's financial statements;

  the Company's compliance with legal and regulatory requirements;

  the Company's risk management profile;

  the independent auditor's qualifications and independence;

  the performance of the Company's internal audit function and independent auditors; and

  providing an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

        Preparing the annual Audit Committee report to be included in the Company's proxy statement.

II.     Committee Composition and Meetings

The Committee shall be comprised of three or more members, all of whom must qualify as independent directors under the listing standards of the Nasdaq Stock Market, Inc. and the requirements of the Securities and Exchange Commission. In addition, each member shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment.

At least one member of the Committee must have accounting or related financial management expertise as determined by the Board in accordance with applicable Nasdaq listing standards. The Committee shall endeavor to have at least one member who is an "audit committee financial expert" as defined by the Securities and Exchange Commission. The person with accounting or related financial management expertise and the "audit committee financial expert" can be one and the same. The Board acknowledges that at this time there is no individual Board member who meets all of the requirements of a financial expert. The Board is committed, within a reasonable time, to either add a Board member to the Board who shall qualify as a financial expert and add such new Board member to the Audit Committee. If, in the future, any person designated as a financial expert who is member of the Audit Committee shall die, resign or for any other reason become unable or unwilling to act as such financial expert, then the Board shall, within a reasonable time, either add a Board member to the Board who shall qualify as a financial expert and add such new Board member to the Audit Committee or in the alternative, retain a financial expert to serve on the Audit Committee.

The members shall be appointed annually to one-year terms by the Board. The Committee shall designate one member of the Committee as its Chairperson. The members shall serve until their resignation, retirement, removal by the Board or until their successors shall be appointed. No member of the Audit Committee shall be removed except by majority vote of the independent directors on the Board then in office.

The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.
The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chairperson shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the Company's Quality Assurance Manager, the independent auditors, to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chairperson, should meet with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

A majority of the members of the Committee shall constitute a quorum.

The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.

The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

III.     The Committee's Responsibilities and Duties

        A.   Review Procedures.

Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for its approval and have the document published at least every three years in accordance with SEC regulations.

Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. The Committee shall recommend to the Board whether or not the audited financial statements should be included in the Company's Annual Report on Form 10-K.

In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

Review disclosures made by the Company's Chief Executive Officer and Chief Financial Officer regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chairperson of the Committee may represent the entire Audit Committee for purposes of this review.
Review with the Board any significant issues that arise with respect to the items listed above.

        B.   The Company's Financial Statements and Published Information.

                At least annually, review:

major issues regarding accounting principles and financial statement presentations including any significant changes in the Company's selection or application of accounting principles, as well as the clarity and completeness of the Company's financial statements and items that impact the representational faithfulness, verifiability and neutrality of accounting information;

analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative Generally Accepted Accounting Principles ("GAAP") methods on the financial statements; and

the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

Discuss the annual audited financial statements and quarterly financial statements (including matters outlined in SAS No. 61, Communications with Audit Committees) with Company management and the independent auditors.

Discuss the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies. These discussions need not occur in advance of each release or each provision of guidance.

     C.    Performance and Independence of the Company's Independent Auditors.

Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report, or performing other audit, review or attest services for the Company, and each such registered accounting firm shall report directly to the Audit Committee.

Pre-approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee may delegate authority to pre-approve non-audit services to one or more members of the Committee. If this authority is delegated, all approved non-audit services will be presented to the Committee at its next scheduled meeting.

Ensure the independent auditors' ultimate accountability to the Audit Committee and the Board of Directors, as representatives of the shareholders, receiving reports directly from the auditors.

At least annually, obtain and review a written report by the independent auditors describing:

the independent auditing firm's internal quality control procedures;
any material issues raised by the most recent internal quality control review, or peer review, of the independent auditing firm;

any material issues raised by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditing firm;

A-3

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any steps taken to address any issues raised in such internal quality control reviews, peer reviews, or governmental or professional authority inquiries or investigations; and

the auditor's independence, including a delineation of all relationships between the auditor and the Company; discuss with the independent auditor any disclosed relationships or services that may affect its objectivity and independence, addressing at least the matters set forth in Independence Standards Board Standard No. 1; and if so determined by the Committee, recommend that the Board of Directors take appropriate action to satisfy itself of the independence of the independent auditor

Annually evaluate the independent auditor's qualifications, performance and independence, including a review and evaluation of the lead partner, taking into account the opinions of Company management and the Company's internal auditors, and to report its conclusions to the Board.

Ensure that the lead audit partner of the independent auditors and the concurring audit partner are rotated at least every five years, and that all other audit partners are rotated at least every seven years.

Periodically meet separately with independent auditors.

Set clear hiring policies for employees or former employees of the independent auditors.

        D.   Other Audit Committee Responsibilities.

Annually prepare a report to shareholders as required by the Securities and Exchange Commission for inclusion in the Company's annual meeting proxy statement.

Perform any other activities consistent with this Charter, the Company's Articles of Incorporation and By-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

Assess compliance with legal requirements and engage independent counsel or advisors, when necessary.

Determine the appropriate funding for payment of compensation to (i) the independent auditors and (ii) any advisers employed by the Committee.

On an ongoing basis, review all related party transactions for potential conflict of interest situations. Approve related party transactions when warranted.

        E.   Controls within the Company.

Periodically meet separately with Company management including senior finance and accounting management.

Annually review major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies.

Receive quarterly a report form the Company's Chief Executive Officer and Chief Financial Officer describing:

all significant deficiencies in the design or operation of internal controls which would adversely affect the issuer's ability to record, process, summarize, and report financial data; and
any fraud, whether or not material, that involves management or other employees who have significant role in the Company's internal controls.

            Establish procedures for:

the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters

Review (and in the case of the independent auditors, settle) any disagreement among management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements.

        F.   Review of Risk Management.

Discuss:

guidelines and policies to govern risk assessment and risk management.
the Company's major risk exposures and the Company management has taken to monitor and control such exposures;

the status of Corporate Security, security for the Company's electronic data processing information systems, and the general security of the Company's people, assets and information systems; and

the status of the Company's financial instrument

        G.   This Charter. Maintain and update, as appropriate, this Charter, which will be published on the Company's website.

IV.	Authority to Retain Experts. The Committee has the authority to retain such experts as it deems necessary in the performance of its duties.

V.	Annual Performance Evaluation of the Committee. At least annually, the Committee will evaluate how well it has fulfilled its purpose during the previous year, and will report its findings to the full Board.

VI.	Limitation of Duties. While the Committee has the responsibilities and powers set forth in this Audit Committee Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

A-5

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REVOCABLE PROXY
FIRSTBANK NW CORP.

ANNUAL MEETING OF STOCKHOLDERS
July 21, 2004

        The undersigned hereby appoints the entire Board of Directors of FirstBank NW Corp. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Quality Inn, 700 Port Drive, Clarkston, Washington, on Wednesday, July 21, 2004, at 2:00 p.m., local time, and at any and all adjournments or postponements thereof, as follows:

VOTE
		FOR	WITHHELD

1.	The election as directors of the nominees	[ ]	[ ]
listed below (except as marked to the
contrary below).

Three-year term:
John W. Gentry
William J. Larson
Larry K. Moxley

One-year term:
Russell H. Zenner

INSTRUCTIONS: To withhold your vote
for any individual nominee, write the
nominee's name on the line below.

		FOR	AGAINST	ABSTAIN

2	The approval of the appointment of Moss Adams LLP	[ ]	[ ]	[ ]
as independent auditors for the fiscal year ending
March 31, 2005.

3.	In their discretion, upon such other matters
as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the election of the nominees listed above and "FOR"
the above proposal.

This proxy will be voted as directed, but if no instructions are specified this proxy will be voted for the election of the nominees listed above and for the above proposal. If any other business is presented at the Annual Meeting, this proxy will be voted by the Board of Directors in its best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment or postponement thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting of Stockholders, a Proxy Statement dated June 18, 2004 and the 2004 Annual Report to Stockholders.

Dated: ______________, 2004

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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